POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Michael Tang and
P. Diana Chiu, and each of them, signing singly, her true and lawful attorney-in-fact to:

(1)execute  for and on behalf of the undersigned,
in the undersigned's capacity as an officer of
Agilent   Technologies,  Inc.   Forms 3, 4 and 5
and   Form   ID   in accordance with Section 16(a)
of the Securities Exchange Act of 1934, as amended(the "Exchange Act"), and the rules thereunder;

(2) do and perform  any and all acts for and on behalf
of the undersigned which may be necessary  or desirable
to complete the execution of any such Form  3, Form  4,
Form  5 or  Form  ID  and  the  timely  filing  of  such
form  with the  United  States Securities  and Exchange
Commission  and   any   stock exchange  or   similar
authority;
and

(3) take  any  other  action  of any  type  whatsoever
in connection with  the foregoing which,  in the  opinion
of such  attorney-in-fact, may  be of  benefit to, in the
best interest of, or legally required  by, the undersigned,
it being understood  that the documents  executed    by
such attorney-in-fact  on   behalf of  the  undersigned,
pursuant  to this  Power  of Attorney shall  be in such
form and  shall  contain  such terms and   conditions  as
such   attorney-in-fact  may approve n  his or her discretion.

The  undersigned  hereby   grants   to  each  such  attorney-in-fact
full power  and authority  to do and  perform  all and every  act and  thing  whatsoever requisite, necessary, or  proper  to  be done in the  exercise  of any  of the  rights  and  powers  herein  granted, as fully  to all intents  and  purposes  as such  attorney-in-fact might or could  do if person a lly present,  with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of his or her Power of Attorney and  the  rights and  powers  herein granted. The  undersigned acknowledges
that  the  foregoing attorneys-in-fact, in serving such   capacity at
the  request   of  the   undersigned, are  not  assuming,  nor  is
Agilent Technologies assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power  of Attorney  shall remain  in full force and effect  until
the undersigned is no  longer required   to  file  Forms 3, 4 and5
and Form ID with respect to the undersigned 's holdings of and transactions in securities issued by Agilent Technologies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


IN WITNESS WHEREOF, undersigned has caused this Power of Attorney to be executed as of this 24 day of August, 2015.

    /s/ Sue H. Rataj
    Signature
    Sue H. Rataj